                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 28, 2003
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

     Delaware                            0-17288                  75-2193593
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    (State or Other Jurisdiction         (Commission         (IRS Employer
     of Incorporation)                   File Number)        Identification No.)

5847 San Felipe, Suite 900, Houston, TX                          77057
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (713) 783-8200
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5. Other Events.
                    ------------

            On January 28, 2003,  Tidel  Technologies,  Inc.  ("Tidel") issued a press release, set forth as Exhibit 99.1 to this Current Report, announcing that it had  received a Nasdaq Staff  Determination  (the "Staff  Determination")  on
January  21,  2003  indicating  that,  as a  result  of  its  Form  10-K  filing deficiency,  Tidel fails to comply with the requirements  for continued  listing set  forth  in  Marketplace  Rule  4310(c)(14),  and that  its  securities  are, therefore,  subject to  delisting  from the Nasdaq  SmallCap  Market.  Tidel has requested a hearing before a Nasdaq Listing  Qualifications  Panel (the "Panel")
to review  the Staff  Determination.  There can be no  assurance  the Panel will grant Tidel's request for continued listing.

            Item 7. Financial Statements and Exhibits.
                    ---------------------------------

            (c)     Exhibits
            ---     --------

                    Exhibit No.             Exhibits
                    -----------             --------

                    99.1                    Press Release of Tidel Technologies,
                                            Inc. dated January 28, 2003.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TIDEL TECHNOLOGIES, INC.

Dated: January 28, 2003                         By:/s/ Leonard Carr
                                                   -----------------------------
                                                Name:   Leonard Carr
                                                Title:  Vice President